UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

AADI BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite A250 Pacific Palisades, California	90272
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (424) 744-8055

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AADI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On March 4, 2025, Aadi Bioscience, Inc. (the “Company”) consummated its previously announced private placement (the “PIPE Financing”). At the closing of the PIPE Financing, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the purchasers in the PIPE Financing. Pursuant to the Registration Rights Agreement, the Company will prepare and file a resale registration statement with the Securities and Exchange Commission (“SEC”) on or prior to the later of (i) thirty (30) days following the closing of the PIPE Financing and (ii) five (5) business days following the filing of the Company’s audited financial statements for the year ended December 31, 2024. The Company will use its commercially reasonable efforts to cause this registration statement to be declared effective by the SEC within 60 calendar days of the closing of the PIPE Financing (or within 90 calendar days if the SEC reviews the registration statement), subject to acceleration under certain circumstances.

The Company also agreed, among other things, to indemnify each participating holder, their officers, directors, members, employees, and agents, successors and assigns, and each other person, if any, who controls such participating holder within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), under the registration statement from certain losses, claims, damages, liabilities and expenses incident to the Company’s obligations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

Amendment and Restatement of the Company’s 2021 Equity Incentive Plan

As described in Item 5.07 below, at the Special Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to (i) increase the number of shares available for future grant under the 2021 Plan from 2,000,284 shares to 8,300,284 shares and (ii) increase the 2021 Plan’s default annual automatic share reserve increase occurring on January 1 of each year from 4% of outstanding shares on the last day of the immediately preceding fiscal year to 5%. Upon stockholder approval, such amendment and restatement of the 2021 Plan became effective.

A copy of the amended and restated 2021 Plan that was approved by the Company’s stockholders was included as Annex H to the Company’s definitive proxy statement for the Special Meeting, filed with the SEC on January 31, 2025 (the “Special Meeting Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the amended and restated 2021 Plan are described in detail in the Special Meeting Proxy Statement.

The foregoing description of the amended and restated 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the amended and restated 2021 Plan, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of stockholders on February 28, 2025 (the “Special Meeting”). At the Special Meeting, 20,105,684 shares of common stock of the Company, representing approximately 81.41% of the voting power of all issued and outstanding shares of common stock of the Company as of January 30, 2025, the record date for the Special Meeting, and constituting a quorum for the transaction of business, were present in person or by proxy and considered and voted on the following proposals, each of which is described in more detail in the Special Meeting Proxy Statement:

(1)

Approval of the sale by the Company to KAKEN INVESTMENTS INC. of 100% of the outstanding shares of capital stock of Aadi Subsidiary, Inc. and thereby all or substantially all of the Company’s assets related to its FYARRO Business, pursuant to the terms of the Stock Purchase Agreement, dated as of December 19, 2024, which may be deemed to be a sale of substantially all of the Company’s assets under Section 271 of the Delaware General Corporation Law and to approve the Stock Purchase Agreement (the “Divestiture Proposal”);

(2)

Approval of the issuance of an aggregate of 21,592,000 shares of the Company’s common stock at a price of $2.40 per share and pre-funded warrants to purchase up to an aggregate of 20,076,500 shares of the Company’s common stock at a purchase price of $2.3999 per pre-funded warrant (the “PIPE Financing Proposal”);

(3)

Approval of an amendment and restatement of the 2021 Plan to (i) increase the shares available for issuance under the 2021 Plan by 6,300,000 shares from 2,000,284 shares to 8,300,284 shares and (ii) increase the 2021 Plan’s default annual automatic share reserve increase occurring on January 1 of each year from 4% of outstanding shares on the last day of the immediately preceding fiscal year to 5% (the “Equity Plan Increase Proposal”);

(4)

Approval of, on a non-binding, advisory basis, certain compensation that will or may become payable to the Company’s named executive officers in connection with the Divestiture (the “Golden Parachutes Proposal”); and

(5)

Approval of one or more adjournments of this meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Divestiture Proposal (the “Adjournment Proposal”).

The voting results at the Special Meeting with respect to each of the matters described above were as follows:

Proposal 1: The Divestiture Proposal

For	Against	Abstentions	Broker Non-Votes
16,606,498	3,495,206	3,980	0

Proposal 2: The PIPE Financing Proposal

For	Against	Abstentions	Broker Non-Votes
12,898,905	7,202,353	4,426	0

Proposal 3: The Equity Plan Increase Proposal

For	Against	Abstentions	Broker Non-Votes
11,863,025	8,234,637	8,022	0

Proposal 4: The Golden Parachutes Proposal

For	Against	Abstentions	Broker Non-Votes
15,490,810	4,598,457	16,417	0

Proposal 5: The Adjournment Proposal

For	Against	Abstentions	Broker Non-Votes
15,121,060	4,948,986	35,638	0

Item 7.01 Regulation FD Disclosure.

On March 4, 2025, the Company issued a press release announcing the closing of the PIPE Financing. The press release is attached as Exhibit 99.1 to this report and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Registration Rights Agreement, by and among Aadi Biosciences, Inc. and the purchasers thereto.

10.2	Amended and Restated 2021 Equity Incentive Plan.

99.1	Press Release, dated March 4, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AADI BIOSCIENCE, INC.

March 4, 2025	/s/ Scott Giacobello
Scott Giacobello
Chief Financial Officer